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                                                                  EXHIBIT (10.3)

                     FIFTH AMENDMENT TO SERVICE AGREEMENT


     This Fifth Amendment to Service Agreement made and entered into this 23rd day of December, 1996 by and between Oak Brook Bank, 1400 Sixteenth Street, Oak Brook, Illinois 60521 ("Buyer") and First Data Resources Inc., 7301 Pacific Street, Omaha, Nebraska 68114 ("FDRI").


                                  WITNESSETH:

     WHEREAS, Buyer and FDRI heretofore entered into a Service Agreement dated as of November 22, 1991 as amended by Amendments to Service Agreement dated September 2, 1994, March 1, 1996, March 1, 1996 and June 19, 1996 (the "Service Agreement"); and

     WHEREAS, Buyer and FDRI now desire to amend the Service Agreement as hereinafter more particularly set forth;

     NOW THEREFORE, Buyer and FDRI hereby agree as follows:

     1. Exhibit "B", Section II - a of the Service Agreement, Item "7619 - Plasticard Agent/Strategy Inserting Set-Up" is hereby amended to read as follows, effective December 23, 1996:

"7619     Plasticard Agent/Strategy Inserting Set-Up         $4.5000/set-up"

     2. As hereby amended and supplemented, the Service Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Service Agreement the day and year first above written.

FIRST DATA RESOURCES INC.                      OAK BROOK BANK

By: /s/HAROLD E. EVAN                          By: /s/ ROSEMARIE BOUMAN
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Title: EVP-Client Services                     Title: Chief Financial Officer
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